Exhibit 11




                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Financial Highlights" and "Independent Auditors" and to the incorporation by reference of our report dated February 21, 2002 in this Registration Statement (Form N-1A No. 002-97596) of Van Eck Funds.


                                                /s/ Ernst & Young LLP

                                                ERNST & YOUNG LLP

New York, New York
April 23, 2002